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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported): April 25, 2007



                                   ATMI, INC.
                    (Exact name of registrant as specified in its charter)

            DELAWARE                   1-16239                   06-1481060
(State or other jurisdiction of    (Commission file           (I.R.S. employer
 incorporation or organization)         number)              identification no.)

        7 COMMERCE DRIVE
      DANBURY, CONNECTICUT                                          06810
(Address of principal executive                                   (Zip code)
            offices)


       Registrant's telephone number, including area code: (203) 794-1100


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On April 25, 2007, the registrant issued a press release announcing its financial results for the first quarter of 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


        The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits.

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release, dated April 25, 2007.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             ATMI, INC.


Date: April 25, 2007                         By:  /s/ Daniel P. Sharkey
                                                ---------------------------
                                                Daniel P. Sharkey
                                                Title: Vice Presidnet, Treasurer
                                                       and Chief














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